Exhibit 10.01

AGREEMENT FOR THE PURCHASE OF COMMON
STOCK

THIS  COMMON  STOCK PURCHASE AGREEMENT,  (this "Agreement") made June 19, 2014, by and between Mary-Kate Tantum with full authority, and the "Purchaser" Kore Resources Inc. setting forth the terms and conditions upon which the Sellers will sell 10,000,000 shares of Weed Web ("WEED" or  sometimes  the  "Corporation"), common stock (the "Shares"), personally owned by Seller, to Purchaser. The Sellers and Purchaser may be referred to herein singularly  as a "Party" and collectively, as the "Parties''.

In consideration  of the mutualpromises, covenants, and representations  contained herein. the PARTIES HERETO AGREE AS FOLLOWS:

ARTICLE I
SALE OF SECURITIES

•           Sale. Subject to the terms and conditions of this Agreement, the Seller agree to sell the Shares, and the Purchaser shall purchase the Shares, for a total of $50,000 (the "Purchase Price" ) and an additional 15,000,000 common shares of Kore Resources Inc. . This is a private tran saction between the Sellers and Purchaser.

•           Escrow Agent . The Sellers and Purchaser hereby appoint Aspen Asset Management to act asthe Escrow Agent ("Escrow Agent") for this Agreement.

•           Balance of Purchase Price It is agreed that the full Purchase Price has been wired transferred to the Escrow Account and that the Closing will take place w h e n  F I N R A  a p p r o v e s  t h e  m e r g e r, unless a delay is agreed to in writing by the parties signing this Agreement. It is agreed that all of the Shares shall remain in the Escrow Account until the full Purchase Price has been paid to Seller. after which the Closing on the sale of the Shares shall take place and all stock certificates with proper stock powers shall be delivered to the Purchaser as per the instructions of the Purchaser . The full Purchase Price shall be disbursed at Closing as per instructions of the Sellers Representative.

 It is further agreed that if the full Purchase Price is not paid in full unless an extension of time is agreed to in writing by both  Partie s, the  Sellers may at  their discretion,   cancel this Agreement. It is further agreed that the Purchaser may cancel  this Agreement  for any reason  or no reason.

Both parties agree that a $20,000 payment be released to the seller upon execution  of this agreement dated June 18.2014. The following will be affected at the time of receipt of the $20,000 payment:

Current officers will resign and the following officers will be elected and reflect immediately on the Secretary of State Website ;

Matthew Killeen	Chief Executive Officer
Mary-Kate Tantum	Vice President and Director

The current officers will be available for the next 90 days to ensure a smooth transition or until all regulatory requirements have been met.

All debt $25,994.24 will be assumed by  Kore.

Funds will be wired to:

ARTICLE II
REPRESENTATIONS AND WARRANTIES

The Sellers hereby represent and warrant to the Purchaser the following:

•          Ability to Carry Out Obligations. The Sellers' Representative has the right, power, and authority to enter into this Agreement on behalf of the Sellers and to bind the Sellers to the representations and warranties hereof and perform their obligations under this Agreement. The execution and delivery of this Agreement by the Sellers' Representative and the performance by the Sellers of their obligations hereunder will not cause, constitute. or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument. articles of incorporation, bylaw. or other agreement or instrument to which KORE, the officers, directors or Sellers are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required. (b) an event that would cause KORE (and/or assigns) to be liable to any party, or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of KORE or upon the shares of KORE to be acquired by the Purchaser.

No person holds power of attorney from WEED or the Sellers, other than the Power of Attorney held by the Sellers' in connection with the execution of this Agreement.

•          Title. The Seller has good and marketable title to all of the Shares being sold by them to the Purchaser pursuant to this Agreement. The Shares will be, at the Closing, free and clear of all liens. security interests, pledges, charges, claims, encumbrances and restrictions of any kind, except for restrictions on transfer imposed by federal and state securities laws. None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such Shares. Except as provided in this Agreement, the Sellers are not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would. as a result of the purchase of the Shares by Purchaser (and/or assigns) impair. restrict or delay voting rights with respect to the Shares.

•          Transfer of Shares . The Sellers will have the responsibility for sending all certificates representing the Shares being purchased, along with Irrevocable Stock Powers, duly endorsed for transfer acceptable to the Escrow Agent, to be held in the Escrow Account for delivery to the Purchaser at Closing. The Purchaser will have the responsibility of sending the certificates, along with stock powers to the Transfer Agent for WEED to have the certificates changed into their respective names and denominations and the Purchaser shall be responsible for all costs involved in such changes and in mailing new certificates to all shareholders.

The Purchaser represents and warrants to the Sellers the following:

•          Ability to Carry Out Obligations. The Purchaser has the right, power, and authority to enter into this Agreement and to bind the Purchaser to the representations and warranties hereof and perform the obligations under this Agreement.

•          The Undersigned Purchaser is acquiring the Stock solely for investment for his or her own account and not with a view to. or for, resale in connection with any distribution within the meaning of any federal securities act, state securities act or any other applicable federal or state laws;

•   The undersigned Purchaser understands the speculative nature and risks of investments associated with the Stock, and confirms that the Stock would be suitable and consistent with his or her investment program: at hi s or her financial position enables him or her to bear the risks of this investment; and, that there is no public market for the stock subscribed for herein;

•   The Stock subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of if such disposition will violate any federal and/or state securities acts. Disposition shall incl ude, but is not limited to acts of selling, assigning, transferring, pledging , encumbering, hypothecating, giving, and any form of conveying, whether voluntary or not;

•   To the extent that any federal, and/or state securities laws shall require. the Purchaser hereby agrees that the Stock acquired pursuant to this Agreement sha11 be without preference as to assets;

•   The Purchaser is aware that the Company is under no obligation to register or seek an exemption under any federal securities act, state securities act, or any foreign securities act for the Stock of the Company or to cause or permit such Stock to be transferred in the absence of any such registration or exemption ;

•   The Purchaser has adequate means of providing for his current needs and personal contingencies and has no need to sell the s4es in the foreseeable future (that is at the time of the investment, Pm-chaser can afford to hold the investment for an indefinite period of time);

•          The Purchaser has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment and further, the Purchaser is capable of reading and interpreting financial statements and

•          The Purchaser is not a member of, or an associat or affiliate of a member of FINRA.

•          Purchaser. and his agents, attorneys and advisors. have conducted their own due diligence on the Company, i ts past history, and its current state. They have inspected SEC filings. the corporate minutes, and the charter documents. Purchaser is buying the Shares "as is", with no representations made by the Seller as to the affairs or viability of the Company, or as to assets, liabilities, or outstanding securities of the Company, and Purchaser. on behalf of him selves and his successors in interest, (if any), hereby acknowledges and agrees by his execution of this Ament that Seller is making no representations in this regard.

•   Representations. All representations of Seller and Purchaser shall be true as of the Closing and all such representations shall survive the Closing.

ARTlCLE III
CLOSING

•   Closing. The Closing (the " Closing" ) of this transaction for the Shares being purchased will occur when all of the documents and consideration described in 3.02 below have been delivered . If the closing of this transaction . does not occur on FINRA  approval then either party may terminate this Agreement upon written notice.

This Agreement can be terminated in the event of any material breach by either party.

•   Documents and Payments to be Delivered at Closing of the Common Stock Purchase . As part of the Closing of the Common Stock purchase. those documents listed in 2.3 of this Agreement, as well as the following documents, in form reasonably acceptable to counsel to the  parries, shall be  delivered:    Besides the 15,000,000 control block of shares:

•          By the Sellers:

•       share certificates representing  the  Shares,  along with Irrevocable Stock  Powers, duly endorsed for transfer.
•               all corporate records of WEED.
an officer ' s certificate  executed  by  an  officer  of WEED affirming that WEED will have no liabilities, or outstanding convertible securities as of the date of the Closing.

•              By Purchaser:

(i)           wire transfer done already to Aspen Asset Management Trust Account the amount of the Purchase Price for the Shares.

ARTICLE IV
INVESTMENTS

The Purchaser Representative, binding each of the Purchaser pursuant to a limited power of attorney, herebycauses each of the Purchasers, jointly and individually and not jointl y and severally, to represent, warrant  and   covenant to the Sellers the following:

•   Investment  Intent.  The  Purchaser   are   acquiring   the   Shares  for   their   own account for investment, and not with a view toward distributi on thereof

•          No  Advertisement  .   The  Purcha ser  acknowledge  that  the Shares have  been offered to them in direct communication between them and Sellers, and not through  any advertisement of any kind.

•          Accredited In vestor. Each Purchaser is an "Accredited Investor" as defined in Regulation D of the Securities Exchange Act of 1934.

•   Representations . All Representations shall be true as of the Closing and all such representations shall survive the Closin,g.

ARTICLE V
REMEDIES

•   Arbitration.   Any  controversy   or  claim  arising out of, or relating to,   this Agreement,  or  the  making,  performance,   or  interpretations  thereof, shall  be  settled   by arbitration in Delaware in   accordance with the Rules of the U.S.  Arbitration  Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter in controversy.

•   Termination. In addition to  any other  remedies the Purchaser  may  terminate this Agree ment, if at the Closing , the Sellers have failed to comply with  a11 material terms of this Agreement, has failed to supply any documents required by this Agreement unless they do not exist, or has failed to disclose any material facts which could have a substantial  effect on any part of this transaction .

•   From and after the Closing, the parties, jointly and severally, agree to indemnify the other against all actual losses, damages and expenses caused by (i)  any material  breach  of  this Agreement by them or any material misrepresentation  contained herein, or (ii) any misstatement  of a material  fact or omission to  state a  material  fact required to be stated herein or necessary to make the  statements herein not misleading.

•   Indemnification  Non -Exclusive   The  foregoing  indemnification  provision   is in addition  to, and not derogation of any statutory, equitable or common law remedy any party may have for breach of representation, warranty, covenant or agreement.

ARTICLE VI
MISCELLANEOUS

•   Captions and Headings . The articles and headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the any of any provision of this Agreement.

•   No Oral Change . This Agreement and any provision hereof may not be waived. changed, modified, or discharged, orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

•   Non Waiver. Except as otherwise expressly provided herein. no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of an_y such provisions. covenants , or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shal1 not be deemed a waiver of such breach or failure. and ( iii ) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

•   Time of Essence . Time is of the essence of this Agreement and of each and every provision hereof

•   Entire Agreement. This Agreement including any and all attachments hereto, if any, contain the entire Agreement and understanding between the parties hereto, and supersede all prior agreements and understandings.

•   Partial Invalidity. In the event that any condition , covenant. or other provision of this Agreement is held to be invalid or void by any court of competent jurisdiction, it shall be deemed severable from the remainder of this Agreement and shall in no way affect any other condition, covenant or other provision of this Agreement. If such condition. covenant or other provision is held to be inval id due to its scope or breadth, it is agreed that i t shall be deemed valid to the extent permitted by law.

•   Significant Change The Sellers understand that significant changes may be made in the capitalization and/or stock ownership of WEED , which changes could involve a reverse stock split and/or the issuance of additional shares. thus possibly having a dramatic negative effect on the percentage of ownership and/or number of shares owned by present shareholders of WEED .

•          Counterparts. This Agreement  may  be  executed  simultaneously  in  one   or more counterparts, each of which shall be deemed an original, but all of which together  shall constitute one and the same instrument. Facsimile signatures will be acceptable to all parties.

•   Notices . All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail , registered   or certified, poste prepaid, or  on the second day i f  faxed. and properly  addressed or faxed as follows:

If to the Sellers:

6623 Las Vegas Blvd Suite 255
Las Vegas, NV 89119

If to the Purchaser:

6623 Las Vegas Blvd Suite 255
Las Vegas; NV 89119

•   Binding Effect. This Agreement shall inure to and be binding upon the heirs. executors. personal representatives, successors and assigns of each of the parties to this Agreement

•   Effect of Closing. All representations , warranties, covenants. and agreements of the parries contained in this Agreement, or in any instrument, certificate, opinion. or other writing provided for in it. shall be true and correct as of the Closing and shall survive the Closing of this Agreement.

•   Mutual  Cooperation  . The  parries  hereto   shall   cooperate   with   each   other to achieve the purpose of this Agreement. and shall execute such other and further  documents and  take   such  other  and   further   actions  as  may  be  necessary  or   convenient  to  effect   the transaction described herein ..

•   Governing Law. This  Agreement  shall  be  governed  by  and  construed   in accordance with  the internal Laws of the State of Delaware (regardless of its conflict  of l aws  principles),   and  without   reference  to  any  rules  of  construction  regarding   the party responsible for the drafting thereof

•   Attorneys' Fees. In the event any Party hereto shall commence legal proceeding against the other to enforce the terms hereof or to declare rights hereunder, as the result of a breach of any covenant or condition or this Agreement, the prevailing party in any such proceeding shall be entitled to recover from the losing party  its cost of suit. including reasonable attorney's fees  as may be fixed by the   court.

In witness whereof this Agreement has been duly executed by the parties hereto as of the date first above written

PURCHASER

Print Name of Purchaser

Signature

Print Name of Person Signing This Agreement

Title of Person Signing This Agreement (if any)

Purchaser Name:	Kore Resources Inc.
Address:
Phone Number:
Tax ID:

Securities Purchased	# Shares	Purchase Price

Common Stock	10,000,000	$50,000

EXHIBIT B

Purchaser Name:
Address:
Phone Number:
Tax ID:

Securities Purchased	# Shares	Purchase Price

Common Stock	10,000,000	$50,000